Exhibit 10.3

DEED OF DEBENTURE

THIS DEED OF DEBENTURE is made the 14th day of February, Two Thousand Seven (2007) and granted by:

COMBINATORX (SINGAPORE) PTE. LTD. (ACRA Registration Number 200511269N) a company incorporated in the Republic of Singapore and having its registered office at 11 Biopolis Way, #08-05/06 HELIOS, Singapore 138667  (hereinafter called “the Borrower”);

In favour of :                           GE CAPITAL SERVICES PTE LTD (ACRA Registration Number 199307961G), a company incorporated in Singapore and having its place of business at 6 Temasek Boulevard, #35-01, Suntec Tower Four, Singapore 038986 (hereinafter called “the Lender”).

WHEREAS the Lender has agreed to grant or continue to grant credit to the Borrower up to such limit and/or for such amounts and on such terms as the Lender may agree with the Borrower from time to time upon the security and on the terms and conditions hereinafter appearing.

NOW THIS DEBENTURE WITNESSETH as follows:-

1.                                                                                       FACILITIES

In consideration of the Lender agreeing to grant or continuing to grant credit facilities to the Borrower, the Borrower hereby covenants and undertakes that:-

(a)                                                                                  It will on demand or when due pay to the Lender all moneys and discharge all obligations and liabilities whatsoever whether actual or contingent now or hereafter due owing or payable by or to be incurred by the Borrower (whether in the capacity of borrower or otherwise) to the Lender (whether in the capacity of lender or otherwise) in whatsoever currency denominated whether on the Borrower’s account (hereinafter called “the said Account”) or otherwise in any manner whatsoever whether alone or jointly and in whatever style name or form and whether as principal or surety including without limitation all liabilities arising out of or in connection with the term loan (the “Term Loan”) granted pursuant to the terms and conditions of the facility letter dated November 20, 2006, as revised, amended or supplemented from time to time (hereinafter collectively called “the Facility Letters” and each called “the Facility Letter”) or in respect of any money or liability whatsoever including (but without prejudice to the generality of the foregoing) all usual and customary commissions, discounts, credit and/or hire charges and also stamp duty, legal costs, charges and expenses incurred by the Lender in relation to the preparation, execution and registration of this Debenture and also in relation to the realisation or enforcement of this security such legal costs, charges and expenses to be paid on afull indemnity basis together with interest in all cases aforesaid to date of full payment;

(b)                                                                                 It will pay to the Lender interest (as well after as before any demand or judgment or the liquidation of the Borrower or the cessation or closure of the said Account) on principal moneys, commissions, fees, charges, costs, expenses and all other moneys from time to time owing or remaining unpaid at the rate or rates and upon such terms and on such basis and calculated on monthly/annual rests or such other periodic rests as, stated in the Facility Letters or as is/are applicable under the terms relating to the Term Loan (hereinafter called “the relevant prescribed rate” which expression shall include the relevant rates as varied from time to time under the provisions hereinafter contained) until full payment is received by the Lender; and

(c)                                                                                  It will perform and observe and be bound by the terms and conditions of the Facility Letters.

2.                                                                                       CHARGES

(1)                                                                                  For the consideration aforesaid, the Borrower as beneficial owner hereby charges as continuing security for the payment of all moneys and the discharge of all obligations and liabilities whatsoever hereby agreed to be paid or discharged or intended to be paid or discharged by the Borrower to the Lender (including all commissions, fees, charges, costs and expenses arising out of or in connection with the provisions of this Debenture) by way of a FIRST FIXED CHARGE on all and singular the machinery more particularly described in the Schedule hereto wheresoever situate both acquired or belonging to the Borrower, together with all accessories, components or parts whether attached or not attached or affixed thereon, and including any substitution or replacement thereof (hereinafter called “the Assets”) Provided Always that if and when all moneys, obligations and liabilities hereby secured shall have been fully paid and discharged to the satisfaction of the Lender and the Term Loan is cancelled, the Lender shall at the cost of the Borrower discharge the security hereby created.

(2)                                                                                  For avoidance of doubt the charges hereby created shall extend to and secure the Term Loan, and every part thereof, that shall have been disbursed by the Lender from time to time and interest thereon and all other sums and liabilities (including contingent liabilities) under the Facility Letter or this Debenture now or hereafter due and payable by the Borrower to the Lender.

3.                                                                                       ASSIGNMENT OF ASSETS

In addition to the aforesaid, in order to provide the Lender’s security, the Borrower will (if and when required by the Lender and at the cost of the Borrower) at any time execute and deliver to the Lender an assignment or assignments of all and/or any of the Assets.

4.                                                                                       FURTHER SECURITY

The Borrower will at its own cost and at any time at the request of the Lender provide such further security as would be reasonable for the purpose of securing the Term Loan and execute the relevant security documents in form and substance satisfactory to the Lender with Borrower’s consent.

5.                                                                                       CONTINUING SECURITY

The security hereby created shall not be considered as satisfied by any intermediate payment, settlement of account, reduction of payment or satisfaction of the whole or any part of the Term Loan but shall constitute and be a continuing security to the Lender and extend to cover all or any part of the Term Loan which shall for the time being be owing by the Borrower to the Lender under the provisions of this Debenture and/or the Facility Letters.

6.                                                                                       PROHIBITION AGAINST OTHER CHARGES

The Borrower shall not :-

(a)                                                                                  have power, without the prior written consent of the Lender (which consent shall not be unreasonably withheld), to and shall not create any pledge, lien, mortgage, debenture, charge, hypothecation, security interest or other encumbrance whatsoever or any other agreement or arrangement having substantially the same economic effect (including without limitation any “hold-back” or “flawed asset arrangement”) or enter into any agreement or arrangement to create any of the same (and “security” shall be construed accordingly) upon the Assets and so that no pledge, lien, mortgage, debenture, charge, hypothecation, security interest or other encumbrance whatsoever or any other agreement or arrangement having substantially the same economic effect (including without limitation any “hold-back” or “flawed asset arrangement”) shall in any case or in any manner arise or affect any part of the Assets either in priority to or pari passu with or ranking after the charge(s) hereby created except for (a) liens arising by operation of law and (b) security created under or pursuant to this Debenture; nor

(b)                                                                                 in any event without the prior written consent of the Lender sell, encumber, assign, factor, part with or dispose of any part of the Assets (which consent shall not be unreasonably withheld).

7.                                                                                       POSITION OF OTHER SECURITY

Nothing contained in this Debenture shall prejudice or affect any lien to which the Lender is entitled or any other charge, mortgage or security which the Lender holds or may at any time hold from the Borrower or others on any account whatsoever.

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9.                                                                                       REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER

The Borrower represents, warrants and covenants as of the date of this Debenture and as of the date of each disbursement under the Facility Letters that:

(a)                                                                                  The Borrower’s exact legal name is as set forth in the preamble of this Debenture and Borrower is, and will remain, duly organized, existing and in good standing under the laws of the Republic of Singapore, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b)                                                                                 The Borrower has adequate power and capacity to enter into, and to perform its obligations under this Debenture and any other documents evidencing, or given in connection with, any of the obligations, liabilities, principal moneys, commissions, charges or any other moneys hereby covenanted to be paid and/or covenanted under the Facility Letters (all of the foregoing are called the “Debt Documents”);

(c)                                                                                  This Debenture and the other Debt Documents have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding Debentures enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws or other equitable principals;

(d)                                                                                 No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by the Borrower of any of the Debt Documents, except any already obtained;

(e)                                                                                  The entry into, and performance by the Borrower of the Debt Documents will not (i) violate any of the organizational documents of the Borrower or any judgment, order, law or regulation applicable to Borrower, or (ii) result in any breach of or constitute a default under any contract to which Borrower is a party, or result in the creation of any lien, claim or encumbrance on any of Borrower’s property (except for liens in favor of Lender) pursuant to any indenture, mortgage, deed of trust, bank loan, credit debenture, or other debenture or instrument to which Borrower is a party;

(f)                                                                                    There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Borrower which could, in the aggregate, have a material adverse effect on the Borrower, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Borrower have reason to believe that any such suits or proceedings are threatened;

(g)                                                                                 All financial statements delivered to the Lender in connection with the Term Loan have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in the Borrower’s financial condition;

(h)                                                                                 The Borrower shall keep proper books and records of accounts at all times to enable the Lender’s auditors to inspect and take extracts from your books and records of accounts at all reasonable times, subject to obligations of confidentiality;

(i)                                                                                     The Assets are not, and will not be, used by the Borrower for personal, family or household purposes;

(j)                                                                                     The Assets are, and will remain, in good condition and repair and the Borrower will not be negligent in its care and use, normal wear and tear excepted;

(k)                                                                                  The Borrower is, and will remain, the sole and lawful owner, and in possession of, the Assets, and has the sole right and lawful authority to grant the security interest described in this Debenture;

(l)                                                                                     The Borrower shall keep the Assets insured against all losses and damages as reasonably required by the Lender and name the Lender as chargee/mortgagee and loss payee under such insurance.  If Borrower fails to insure the Assets, Lender may do so and any premia or moneys paid by the Lender for such insurance shall be repaid by the Borrower with interest at the default rate stated in the Offer Letter from the date that payment is made by the Lender until the date that payment is received by the Borrower and until so repaid shall be subject to the charges herein created;

(m)                                                                               The Assets are, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Lender, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Lender, any risk of the sale, forfeiture or loss of any of the Assets, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent; and

(n)                                                                                 The Borrower is and will remain in material compliance with all laws and regulations applicable to it.

10.                                                                                 EVENTS OF DEFAULT

(1)                           Each of the following events shall, after notice provided under Clause 10(2), be an event of default (hereinafter called “Event of Default”):-

(a)                                                                                  if the Borrower defaults in the due and punctual payment to the Lender of any interest on the principal moneys disbursed or of any moneys hereby covenanted to be paid and/or covenanted under the Facility Letters and continues in such default after written demand has been issued by the Lender;

(b)                                                                                 if the Borrower shall default in the due and punctual payment in full of any of its obligations, liabilities, principal moneys, commissions, charges or any other moneys hereby covenanted to be paid and/or covenanted under the Facility Letters and continues in such default after written demand has been issued by the Lender;

(c)                                                                                  if the Borrower ceases to carry on its business (except for the purposes of amalgamation, merger or reconstruction the terms of which have been approved by the Lender in writing);

(d)                                                                                 if a distress or execution or writ of seizure and sale or attachment is levied or enforced upon or issued against any of the property or assets of the Borrower and shall not be discharged or stayed or in good faith contested by action within five (5) business days thereafter;

(e)                           if a receiver is appointed of the Borrower’s property, assets, stocks or undertaking or any part thereof;

(f)                                                                                    if any order shall be made by a competent court or other appropriate authority or any resolution shall be passed or any step is taken by any person for bankruptcy, liquidation, winding up or dissolution or for the appointment of a liquidator, receiver, trustee or similar official of it or of all or a substantial part of its assets otherwise than for the purposes of amalgamation or reconstruction the terms of which have previously been approved in writing by the Lender;

(g)                                                                                 if the Borrower commits a breach of any of the covenants, undertakings, stipulations, terms, conditions, representations, warranties or provisions herein contained and/or contained in the Facility Letters and on its part to be observed and performed and fails to remedy it within five (5) business days of the service by the Lender on the Borrower of notice requiring the same to be remedied;

(h)                                                                                 if a notice or proposal for compulsory acquisition of the Assets or part thereof shall be issued or made under or by virtue of any Act;

(i)                                                                                     if, in the reasonable good faith opinion of the Lender, the security hereunder or the business of the Borrower is in jeopardy such as to have a material adverse effect on the Borrower’s ability to perform its obligations hereunder;

(j)                                                                                     if the Borrower shall stop payment to creditors generally or shall be unable to pay its debts within the meaning of any applicable legislation relating to insolvency, bankruptcy, liquidation or winding up;

(k)                                                                                  if it shall become unlawful for the Borrower to fulfil any of its undertakings or obligations contained herein;

(l)                                                                                     if there shall occur a material adverse change in the business or assets of the Borrower which would in the reasonable opinion of the Lender materially and adversely affect the ability of the Borrower to perform its obligations under this Debenture;

(m)                                                                               if any application is made for an order and/or an interim order for the Borrower to be placed under judicial management and/or for the appointment of a judicial manager;

(n)                                                                                 if any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Borrower.

(2)                                                                                  The Borrower shall notify the Lender forthwith in writing of any occurrence of an Event of Default.

(3)                                                                                  (a)           Subject to Clause 10(3)(b), the Lender may at any time after the happening of any Event of Default (whether or not any notice pursuant to Clause 10(2) shall have been given by the Borrower) by notice in writing to the Borrower declare that the Term Loanand all interest and other sums payable hereunder have become immediately due and payable, whereupon the same shall become immediately due and payable and the Term Loan shall automatically be cancelled.

(b)                                 In the event that such Event of Default as is referred to in Clause 10(3)(a) is capable of being remedied and shall not have been fully remedied within fourteen (14) days of the date thereof to the satisfaction of the Lender then the Lender may, upon the expiration of fourteen (14) days of the occurrence thereof, declare that the Term Loan and all interest and other sums payable hereunder have become immediately due and payable, whereupon the same shall become immediately due and payable and the Term Loan shall automatically be cancelled. For the purpose of this Sub-Clause, the Lender shall have the sole and absolute discretion to determine whether or not an Event of Default is capable of being remedied and/or has been satisfactorily remedied and such determination by the Lender shall be final, conclusive and binding on the Borrower.

In the event of failure by the Borrower to pay any sum on the date on which such sum is expressed to be due and payable hereunder, the Borrower shall pay to the Lender all losses and expenses reasonably incurred by the Lender as a consequence of any such failure to pay and/or any Event of Default, as to which the certificate of the Lender shall, in the absence of manifest error, be conclusive and binding.

11.                                                                                 POWERS OF THE LENDER

(1)                           In the event that there are sums due and owing under this Debenture (including but not limited to contingent liability fees, legal costs, interests, taxes, repayment and other expenses incurred under this Debenture) the Lender is entitled to set off at the Lender’s discretion and without reference to the Borrower, such sums from any reserves held by the Lender on account of Borrower arising from factoring facilities offered to the Borrower by the Lender.

(2)                           At any time after the secured obligations and/or arrangements between the Borrower and Lender, together with the interest thereon, shall have become immediately payable under this Debenture or any other agreement between the Borrower and Lender, the Lender shall have the right to demand for repayment of the whole of the liabilities under this Debenture, or the balance thereof remaining unpaid and interest charges and all other moneys due and owing (including contingent liabilities).

(3)                           At any time after the secured obligations and/or arrangements and interest thereon shall have become immediately payable under the provisions of this Debenture after exercise of its rights to demand payment pursuant to Clause 11(2), the Lender shall forthwith be entitled to exercise all or any of the statutory powers of a mortgagee in respect of the Assets and in particular and without prejudice to the generality of the foregoing, the power of sale.

(4)                           At any time after the security hereby constituted has become enforceable the Lender may without being responsible for any loss or damage which may arise in connection therewith and without any consent of the Borrower:-

(a)                                                                                  enter into the land or premises belonging to and/or occupied by the Borrower anywhere without notice and may take possession and/or control of the Assets or any part thereof;

(b)                                                                                 sell, call in, collect, convert into money or otherwise deal with the Assets or any part thereof; and

(c)                                                                                  exercise any power which a receiver appointed by it could exercise.

12.                                                                                 APPOINTMENT OF RECEIVER

At any time after the Term Loan shall have become payable under Clause 10 hereof, the Lender may appoint by writing, under the hand of the Manager or a duly authorised officer of the Lender or the Solicitor for the time being of the Lender, any person to be a Receiver of the Assets and may in like manner from time to time remove any such Receiver so appointed and appoint another in his stead.

13.                                                                                 POWERS OF RECEIVER

A Receiver so appointed shall be the agent of the Borrower and the Borrower shall be solely responsible for his acts, defaults and remuneration, except where such acts or defaults are due to the Receiver’s own fraud, negligence or wilful default or that of its agents.  Such Receiver shall have power:-

(a)                                                                                  to enter into the land or premises belonging to and/or occupied by the Borrower to take possession and/or control of the Assets comprised in this security and for that purpose to take any proceedings in the name of the Borrower or otherwise as he may reasonably deem expedient;

(b)                                                                                 forthwith and without restriction to sell or agree in selling (obtaining only when and where necessary the leave of any court with relevant jurisdiction) the Assets or any part thereof by public auction or by private contract subject to such conditions respecting title or evidence of title or other matter as he or the Lender may deem fit with power to vary any contract for sale and to resell without being answerable for any loss occasioned thereby; any such sale may be for cash, shares, stocks, debentures, debenture stock or other obligations or valuable consideration and may be payable in a lump sum or by instalments as he or the Lender shall think fit;

(c)                                                                                  to make any arrangements or enter into any compromise of the rights of the

Borrower or to recover and receive all or any part of the Assets as he shall think expedient ;

(d)                                                                                 to repair and keep in repair and make and effect all or any improvements to the Assets and for this purpose apply in the name of the Borrower for any licences, permission or consent required under any Act and to take out, maintain and renew all insurances in respect of the Assets against loss or damage by fire or any other risk and for such sums as he shall think fit;

(e)                                                                                  to execute and do all such acts, deeds and things as to him or the Lender may appear necessary or proper for or in relation to any of the purposes aforesaid and which he lawfully may or can do as agent for the Borrower;

(f)                                                                                    generally to do or cause to be done such acts or things the Borrower may have done in the ordinary conduct of its business as well as for the protection and for the improvement of the Assets comprised in this Debenture; and

(g)                                                                                 the Lender and every Receiver, attorney or other person appointed by the Lender hereunder shall be entitled to be indemnified out of the Assets hereby charged in respect of all liabilities and expenses incurred directly or indirectly by any of them in the execution or purported execution of any of the powers, authorities or discretion vested in them or him hereunder and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Assets hereby charged and the Lender and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred.

14.                                                                                 APPOINTMENT OF RECEIVER AS ATTORNEY

The Borrower by way of security hereby irrevocably appoints any and every Receiver appointed as aforesaid and his substitute or substitutes its attorney or attorneys, where more than one, jointly and severally and in its name and on its behalf and as its act and deed to execute, sign, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required or may be deemed proper or expedient for any of the purposes set out in the preceding Clause hereof and with power for such attorney or attorneys to appoint or remove any substitute or substitutes.

15.                                                                                 APPLICATION OF MONEYS BY RECEIVER

The net proceeds of any sale and all moneys recovered in the hands of the Receiver shall be applied by the Receiver subject to the claims of all secured or unsecured creditors (if any) ranking in priority to this Debenture:-

(a)                                                                                  FIRSTLY in or towards payment of all reasonably incurred costs, charges and expenses of and incidental to the appointment of the Receiver and the exercise by him of all or any of the powers aforesaid including the reasonable remuneration of the Receiver;

(b)                                                                                 SECONDLY in or towards payment to the Lender of all interest remaining unpaid on the balance sum for the time being owing to the Lender;

(c)                                                                                  THIRDLY in or towards payment of all principal moneys and other sums due to the Lender hereby secured (and where such moneys and liabilities are of a contingent nature, in or towards making full and adequate provisions for payment of such moneys and liabilities as and when they become due and payable); and

(d)                                                                                 FOURTHLY any surplus shall be paid to the Borrower.

Save as aforesaid the Lender shall be under no liability whatsoever to the Receiver for his remuneration, costs, charges, expenses or otherwise.

16.                                                                                 APPOINTMENT OF RECEIVER NOT AFFECTING OTHER POWERS

The powers of appointment of a Receiver hereunder shall be in addition to and not to the prejudice of any statutory and other powers (whether of sale, receiving rents or otherwise) of the Lender or otherwise and so that such powers shall be and remain exercisable by the Lender in respect of the Assets of which no appointment of a Receiver by the Lender shall from time to time be subsisting and that notwithstanding that an appointment under the provisions hereof shall have subsisted and been withdrawn in respect of the Assets.

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18.                                                                                 APPOINTMENT OF LENDER AS ATTORNEY

The Borrower by way of security hereby irrevocably appoints the Lender and any attorney at the time being of the Lender and either the Lender or its attorney, where more than one, jointly and severally and in its name and on its behalf and as its act and deed or otherwise to execute, sign, seal, deliver and otherwise perfect any such legal or other mortgages, charges, assignments, transfers or agreements as aforesaid or (without executing any such mortgage) any deed, assurance, agreement, instrument or act which may be required or may be deemed proper or expedient for the full exercise of all or any of the powers hereby conferred on the Lender or the Receiver for the purposes of enforcing or realising this security.

19.                                                                                 CURRENCY INDEMNITY

(1)                           The Borrower shall on demand indemnify the Lender against any funding or other cost, loss, expense or liability sustained or incurred by the Lender as a result of the occurrence or continuance of any Event of Default.

(2)                                 (a)            Any amount received or recovered by the Lender in respect of any sum expressed to be due to the Lender from the Borrower hereunder and/or under the Facility Letters in a currency (“the Relevant Currency”) other than the currency specified hereunder and/or under the Facility Letters (“the Currency of Account”) whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction shall only constitute a discharge to the

Borrower to the extent of the amount in the Currency of Account which the Lender is able, in accordance with its usual practice, to purchase with the amount so received or recovered in the Relevant Currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

(b)                                 If the amount received or recovered as aforesaid when converted into the Currency of Account is less than the amount in the Currency of Account due to the Lender hereunder and/or under the Facility Letters, the Borrower shall indemnify the Lender against any loss sustained by the Lender in that event.  In any event, the Borrower shall indemnify the Lender against the cost of making any such purchase.

(3)                           The indemnities contained in Clauses 19(1) and 19(2) constitute separate and independent obligations from the other obligations hereunder, shall give rise to separate and independent causes of action, shall apply irrespective of any indulgence granted by the Lender and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due hereunder or any judgment or order.  No proof or evidence of any actual loss may be required other than proof of the actual amount in the Currency of Account purchased by the Lender as mentioned in Clause 19(2)(a) and the date upon which such purchase was effected.

20.                                                                                 AVOIDANCE OF PAYMENT

No assurance, security or payment which may be avoided under any law relating to bankruptcy or insolvency or under Section 329 or 330 of the Companies Act (Cap. 50), and no release, settlement or discharge given or made by the Lender on the faith of any such assurance, security or payment shall prejudice or affect the right of the Lender to enforce the security created by this Debenture in respect of the full extent of the moneys hereby secured.  Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Lender may previously have received or may thereafter receive from any person in respect of the facilities and liabilities as set out in Clause 1 is set aside under any applicable law or proves to have been for any reason invalid.

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22.                                                                                 NO ENQUIRY BY THIRD PARTY

Any person dealing with the Lender or the Receiver shall not be concerned to enquire whether any event has happened upon which any of the powers contained in these presents are or may be exercisable by the Lender or the Receiver or otherwise as to the propriety or regularity of any exercise thereof or of any act purporting or intended to be exercised thereof or whether any money remains owing upon this security.

23.                                                                                 THE LENDER NOT ANSWERABLE FOR LOSS

The Lender shall not be answerable for any involuntary loss happening on or about the exercise or execution of the powers or trusts which may be vested in the Lender by virtue of this Debenture or by any law or rule of law for the time being in force.

24.                                                                                 WAIVER NOT TO PREJUDICE RIGHT OF LENDER

The Lender may from time to time and at any time waive either unconditionally or on such terms and conditions as it may deem fit any breach by the Borrower of any of the covenants, undertakings, stipulations, terms and conditions herein contained and any modification thereof PROVIDED ALWAYS and it is hereby expressly agreed and declared that:-

(a)                                                                                  no neglect or forbearance of the Lender to require and enforce payment of moneys hereunder or the performance and observance of any undertakings stipulations terms and conditions herein nor at any time which may be given to the Borrower shall in any way prejudice or affect any of the rights, powers or remedies of the Lender at any time afterwards to act strictly in accordance with the provisions of this Debenture; and

(b)                                                                                 no such waiver of any such breach as aforesaid shall prejudice the rights of the Lender in respect of any other or subsequent breach of any of the undertakings, stipulations, terms and conditions aforesaid.

25.                                                                                 RIGHT OF CONSOLIDATION

Section 21(1) of the Conveyancing and Law of Property Act (Cap. 61) (restricting the right of consolidation) shall not apply to this security, and in addition and without prejudice to any right of consolidation, none of the property of the Borrower which at the date hereof is or which at any time hereafter shall become subject to a mortgage or a charge in favour of or vested in the Lender shall be redeemed except on payment of not only moneys thereby secured but also all moneys secured by this Debenture.

26.                                                                                 INDULGENCE OF THE LENDER

The security created by this Debenture shall not be discharged or affected by (1) any time, indulgence, waiver or consent at any time given to the Borrower or any other person, (2) any amendment to any of the Facility Letters or this Debenture or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower or any other person for payment, (4) the enforcement or absence of enforcement of any of the Facility Letters or this Debenture or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the release of this Debenture or any other agreement, security, guarantee, indemnity, right, remedy or lien (including the release of any of the Assets), (6) the winding-up, amalgamation, reconstruction or reorganisation of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of the Facility Letters or this Debenture or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder or (8) any other matter or thing whatsoever.

27.                                                                                 PAYMENT OF COSTS

The Borrower shall pay:-

(a)                                                                                  all costs, fees, expenses and other charges legal or otherwise including stamp duty and the Lender’s solicitor’s costs reasonably incurred in connection with the preparation execution and registration of this Debenture or any mortgages, pledges, guarantees or other documents required by the Lender under the provisions of this Debenture, which fees shall not exceed $7,000.00 US Dollars; and

(b)                                                                                 all legal fees on a full indemnity basis and other costs and disbursements incurred in connection with demanding and enforcing payment of moneys due hereunder or otherwise howsoever in enforcing this security and/or any of the covenants, undertakings, stipulations, terms, conditions or provisions of this Debenture.

28.                                                                                 SERVICE OF DEMAND OR NOTICE

(1)                           A demand for payment of moneys or any other demand notice or other communication under this Debenture may be made in writing by the Secretary, Manager, Financial Officer, Legal Officer or other authorised officer for the time being of the Lender or by any person or firm for the time being acting as Solicitor for the Lender by letter addressed to the Borrower and sent by prepaid registered post to or delivered at the place hereinafter provided.  Any and every demand notice or communication sent by post shall be deemed to have been received two (2) days after the day on which the letter was posted in Singapore and notwithstanding the fact that the letter may be returned through the post undelivered.

(2)                           For the purpose of this Clause, the Borrower shall from time to time notify the Lender in writing of some place in the Republic of Singapore where such demand notice or other communication as aforesaid can be served. In the absence of such notification any demand notice or other communication may be sent by post to or delivered at the Borrower’s registered office for the time being or at its last known place of business in Singapore.

(3)                           Any notice or other communication required to be given or made by the Borrower to the Lender shall (unless the Lender allows otherwise) be sent only by personal delivery or registered post to the Lender at the address herein mentioned or such other address as may be notified by the Lender to the Borrower from time to time for this purpose and will be effective only when actually received by the Lender.

29.                                                                                 CERTIFICATE OF LENDER CONCLUSIVE

A certificate in writing signed by a duly authorised officer of the Lender and certifying the total amount due at any time in respect of the Term Loan and/or interest thereon, owing or payable by the Borrower to the Lender under or by virtue of any terms, conditions or stipulations of this Debenture or otherwise and setting out the computation and basis thereof and any other certificate, determination, notification or opinion of the Lender pursuant to this Debenture, shall (in the absence of any manifest error) be conclusive of the matters so certified and binding upon the Borrower.

30.                                                                                 SET OFF

Following an Event of Default, the Lender may without notice to the Borrower and without prejudice to any other rights it may have under any applicable law or agreement, combine, consolidate or merge all or any of the Borrower’s accounts and/or balances in any arrangement in any currency and at any branch of the Lender (whether at or prior to the maturity thereof) with liabilities to the Lender and may set off or transfer any sum standing to the credit of any such accounts and/or balances in or towards the satisfaction of any of the Borrower’s liabilities to the Lender under this Debenture, and may do so notwithstanding that the balances on such accounts and/or balances and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the Lender’s own rate of exchange(s) then prevailing Provided Always that the satisfaction of such Borrower’s liabilities to the Lender will only be to the extent of the amount in the relevant currency which the Lender is able, in accordance with its usual practice, to purchase with the balances on such accounts and/or balances on the date of such set off (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so) and the Borrower shall indemnify the Lender against the cost of making any such purchase aforesaid.

31.                                                                                 INDEMNITY

The Borrower hereby agrees to indemnify on demand both the Lender and any such Receiver appointed hereunder against all losses, actions, claims, expenses, demands and liabilities whether in contract tort or otherwise now or hereafter incurred by it or him or by any manager, agent, officer or employee for whose liability act or omission it or he may be answerable for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by the Borrower of any of its covenants or other obligations to the Lender, except where such losses, actions, claims, expenses, demands and liabilities are due to the willful default or negligence of the Lender or the Receiver.

32.                                                                                 THIRD PARTY RIGHTS

Nothing in this Deed of Debenture shall confer on any person who is not a party to this Deed of Debenture a right to enforce any terms of this Deed of Debenture and the provisions of the Contracts (Rights of Third Parties) Act 2001 (Cap 53B) which might otherwise be interpreted to confer such rights to such persons shall not apply and are expressly excluded from applying to this Deed of Debenture and no consent of any third party is required for any variation (including any release or compromise of any liability) or termination of this Deed of Debenture.

33.                                                                                 MISCELLANEOUS

The Lender may at its discretion, but shall not be under any obligation to do so, pay on behalf of the Borrower any insurance premia, legal fees, stamp fees, taxes, rates or any cost or expenses in respect of legal documents and/or the Assets. In such an event, the Lender shall have the right to charge the Borrower interest on all such amounts due until they are repaid by the Borrower at such rate or rates and upon such terms and on such basis and calculated on monthly/annual rests or such other periodic rests as the Lender may in its absolute discretion determine, calculated from the date of payment thereof by the Lender up to the date of repayment by the Borrower and until so repaid shall be included in and subject to the charges herein created.

34.                                                                                 GOODS AND SERVICES TAX

In the event that any goods and services tax or any taxes, levies or charges  whatsoever are now or hereafter required by law to be paid on or in respect of any sums whatsoever payable by the Borrower or any other matters whatsoever under or relating to the Term Loan, the same shall (except to the extent prohibited by law) be borne by the Borrower and the Borrower shall indemnify the Lender (to such extent as shall not be prohibited by law) against all such goods and services tax or other taxes levies or charges whatsoever and shall from time to time on demand pay to the Lender the amount certified by the Lender be necessary to indemnify the Lender.

35.                                                                                 SEVERABILITY

Each of the provisions of this Debenture is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable, the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

36.                                                                                 GOVERNING LAW AND JURISDICTION

This Deed shall be governed by and construed in accordance with the laws of Singapore and all the parties hereto submit to the non-exclusive jurisdiction of the Courts of the Republic of Singapore.

IN WITNESS WHEREOF the Borrower has caused its Common Seal to be hereunto affixed.

The Common Seal of	)
COMBINATORX (SINGAPORE) PTE. LTD.	)
(ACRA Registration No. 200511269N))
was hereunto affixed in the presence of:-)

/s/ Ralf Altmeyer	) DIRECTOR

) DIRECTOR/SECRETARY

I, Ricquier William John Munden, an Advocate and Solicitor of the Supreme Court in the Republic of Singapore practising in the Republic of Singapore hereby certify that on the 14th day of February, A.D. 2007, the Common Seal of COMBINATORX (SINGAPORE) PTE. LTD. was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).

WITNESS my hand this 14th day of February, 2007.

/s/ Ricquier William John Munden
Advocate & Solicitor Singapore